UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2023

TECNOGLASS INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	98-1271120
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores, Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	TGLS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on May 17, 2023, Tecnoglass Inc. (the “Company”) entered into an underwriting agreement by and among the Company, ENERGY HOLDING CORPORATION, the holder of a majority of the outstanding ordinary shares of the Company, par value $0.0001 per share (the “Ordinary Shares”) and an entity controlled by members of the family of Jose Daes, the Company’s Chief Executive Officer, and Christian Daes, the Company’s Chief Operating Officer (the “Selling Securityholder”), and Robert W. Baird & Co. Incorporated, Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Selling Securityholder (the “Secondary Offering”) of (i) 2,000,000 ordinary shares (the “Firm Shares”) of the Company and (ii) up to an additional 300,000 ordinary shares (the “Option Shares”, and together with the Firm Shares, the “Shares”) of the Company, pursuant to an over-allotment option, exercisable for 30 days, granted to the Underwriters.

On May 18, 2023, the Underwriters exercised the over-allotment option in full. On May 19, 2023, the parties consummated the sale of the Shares at a public offering price of $43.00 per share. The Company did not receive any proceeds from the Secondary Offering. Robert W. Baird & Co., Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated served as lead joint book-running managers for the Secondary Offering and B. Riley Securities D.A. Davidson & Co. acted as co-managers.

The Offering and sale of the Shares was made pursuant to a prospectus supplement dated May 17, 2023 and an accompanying base prospectus, which are part of the Company’s automatic “shelf” Registration Statement on Form S-3 (File No. 333-271980).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2023

TECNOGLASS INC.

By:	/s/ Jose M. Daes
Name:	Jose M. Daes
Title:	Chief Executive Officer